CORPORATE PRESENTATION | NOVEMBER 2022 Harnessing the Microbiome to Transform Lives Exhibit 99.1

Forward-Looking Statements Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “will,” "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the therapeutic potential of Finch’s product candidates to have the potential to be a transformative new class of medicines, including the potential of CP101 to fulfill the need for a convenient, one-time oral therapy for the prevention of recurrent CDI; the anticipated timing for topline data for PRISM4; the ability for CP101 to function as a Complete Consortia product candidate that delivers a diverse, donor-derived microbial community to restore broad community function; the safety profile of CP101 and its potential to serve a large population in recurrent CDI; potential label expansion opportunities for CP101; the Company's ability to execute upon its mission and strategic priorities; potential strategic partnerships to advance Finch’s product candidates; opportunities to leverage clinical data generated by third party studies to inform Finch’s ASD program strategy; possible alternative clinical development strategies for CP101 and Finch’s other product candidates; its expectations regarding the potential market size and the rate and degree of market acceptance for any product candidates that it develops; the therapeutic value and commercial potential of candidates developed using its Human-First Discovery platform; the strength of the Company's patent portfolio; and the Company’s anticipated runway. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, those related to: the Company’s limited operating history and historical losses; the Company’s ability to raise additional funding to complete the development and any commercialization of its product candidates and the potential impact of termination of the Company’s collaboration with Takeda on such funding requirements and the Company’s ability to obtain funding; the Company’s dependence on the success of its lead product candidate, CP101; the possibility that the Company may be delayed in initiating, enrolling or completing any clinical trials, including PRISM4; unexpected regulatory actions or delays, such as requests for additional safety and/or efficacy data or analysis of data, and including with respect to the FDA's planned review of the validation package for one of the Company’s release tests, which is utilized for CP101; results of clinical trials may not be sufficient to satisfy regulatory authorities to approve the Company’s product candidates in their targeted or other indications (or such authorities may request additional trials or additional information); results of clinical trials may not be indicative of final or future results from later stage or larger clinical trials (or in broader patient populations once the product is approved for use by regulatory agencies) or may not be favorable or may not support further development; the Company’s product candidates, including CP101, may not generate the benefits to patients that are anticipated; the Company’s ability to comply with regulatory requirements and continued regulatory review, which may result in significant additional expense and with respect to which the Company may be subject to penalties for failure to comply; competition from third parties that are developing products for similar uses; the Company’s ability to maintain patent and other intellectual property protection and the possibility that the Company’s intellectual property rights may be infringed, invalid or unenforceable or will be threatened by third parties; the Company’s ability to qualify and scale its manufacturing capabilities; the Company’s lack of experience in selling, marketing and distributing its product candidates; the Company’s dependence on third parties in connection with manufacturing, clinical trials and preclinical studies; and risks relating to the impact and duration of the COVID-19 pandemic on the Company’s business. These and other risks are described more fully in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2022, as supplemented by the Company's Quarterly Reports on Form 10-Q filed with the SEC on May 16, 2022 and August 11, 2022, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. Human-First Discovery® is a registered trademark of the Company.

Management team composed of accomplished biopharma executives and leading microbiome experts Mark Smith, PhD Chief Executive Officer Sonia Timberlake, PhD Senior Vice President, Research Leadership team has collectively developed more than a dozen approved therapeutics Joe Vittiglio, JD Chief Business & Legal Officer Marc Blaustein Chief Operating Officer Howard Franklin, MD Chief Medical Officer Alka Batycky, PhD Chief Development Officer Bryan Gillis, MBA Chief Technology Officer

Microbiome therapeutics have the potential to be a transformative new class of medicines

Multi-decade trends have disrupted the microbiome and the important role it plays in maintaining human health

Humans carry 1,000-fold more microbial genes than human genes[1]



~20K
human genes

vs.

>20M
microbial genes

The microbiome is hypothesized to play many critical roles in human health


Protection from pathogens
Influencing response to drugs
Production of neurotransmitters
Immune modulation
Metabolism of nutrients

FINCH

Source: 1. Tierney Cell Host Microbe 2019

4

Finch aims to harness full diversity and potential of the microbiome, with additional assets targeting autism and IBD Finch is a leading microbiome company with a differentiated, late-stage candidate for the prevention of recurrent CDI Convenient, one-time oral administration of CP101 provides differentiation in CDI CP101 supported by positive Ph 2 placebo-controlled and open-label data in recurrent CDI Leading patent portfolio with broad relevance for the industry and robust protection for lead candidate through 2036 Ongoing Ph 3 trial of CP101 in recurrent CDI with topline data expected in H1 2024 5

CP101 is a Complete Consortia product candidate that delivers a diverse, donor-derived microbial community to restore broad community function DONOR-INDEPENDENT DONOR-DERIVED Complete Consortia Enriched Consortia Targeted Consortia Delivers a diverse microbial community to restore broad community function Delivers selected microbes to target specific biological pathways Hybrid approach to restore broad community function and target specific pathways Finch is uniquely positioned with Complete Consortia, Enriched, and Targeted Consortia assets

Recurrent C. difficile Infection (CDI)

CDI

C. difficile infection is a debilitating, potentially life-threatening disease with an enormous health and economic impact

"Six months and four rounds of the strongest antibiotics did not stop the infection. My only choice to avoid sepsis was a microbiota transplant, which saved my life. **Fighting *C. diff* was the most horrific experience of my life.**"

— *C. diff* survivor

44K	**Annual deaths attributable to CDI in the U.S.[1]**
2.4M	Inpatient days associated with CDI in the U.S.[2]
$5B+	Annual direct costs of CDI in the U.S.[2]
$27K	Per patient healthcare costs averted after microbiota transplantation[3]
1 of 5	Top threats due to antibiotic resistance as designated by the CDC[4]

FINCH

Sources: 1. Desai BMC Infect Dis 2016; 2. Zhang BMC Infect Dis 2016; 3. Dehlholm-Lambertsen Ther Adv Gastroenter 2019 (1 EUR = 1.1482 USD); 4. CDC Antibiotic Resistance Threat Report 2019

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CP101 has the potential to serve a large population in recurrent CDI 38K 46K 115K 461K ≥3 Recurrences 19% of recurrent CDI cases 2nd Recurrence 23% of recurrent CDI cases 1st Recurrence 58% of recurrent CDI cases Primary Cases 199K total recurrent CDI cases CDI in the US CP101 is designed to enable early intervention in the management of CDI CDI CP101 target population Source: Estimated number of cases based on Desai BMC Infect Dis 2016 and U.S. population growth rates; Note: Finch’s placebo-controlled trials (PRISM3 and PRISM4) include participants ≥65 years of age with one or more CDI recurrences; participants <65 years of age are required to have two or more CDI recurrences at study entry

CDI

PRISM3, a Phase 2, randomized, placebo-controlled trial of CP101 for the prevention of recurrent *C. difficile* infection

First randomized study of CP101 in recurrent CDI

Recurrent CDI patients (n=198)

SOC CDI antibiotics

Antibiotic washout

1:1 Randomization CP101 or Placebo
One-time oral administration

Week 0

Primary Efficacy Endpoint: Proportion without CDI recurrence

Week 8

Long Term Safety & Efficacy

Week 24

PRISM3 enrolled a population including:

Participants experiencing one or more CDI recurrences*
Relevance: 58% of all recurrent CDI cases are 1st recurrence[1]

Participants diagnosed with CDI via PCR or toxin-based testing
Relevance: >80% of all CDI cases are diagnosed via PCR[2]

PRISM3 included all stages of recurrence and any guideline recommended CDI diagnostic method to support labeling and market access

FINCH

*Participants entering study on 1st recurrence were required to be ≥65 years of age; Sources: 1. Desai BMC Infect Dis 2016; 2. Guh N Engl J Med 2020;
SOC: standard of care

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CP101 achieved its primary efficacy endpoint and had a safety profile similar to placebo in PRISM3 Primary efficacy endpoint: Proportion without CDI recurrence through Week 8 CP101 achieved 33.8% relative risk reduction for CDI recurrence through Week 8 SOC antibiotics plus CP101 SOC antibiotics plus Placebo n=102 n=96 *p=0.0488 CDI SAEs: Serious adverse events; SOC: standard of care CP101 met its primary efficacy endpoint in PRISM3, with no treatment-related SAEs in the CP101 arm Recurrence-free (%) through Week 24 Log-rank test p=0.0180 CP101 Time (Weeks) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 100 90 80 70 60 50 40 30 20 10 0 Placebo Participants treated with CP101 had a lower risk of CDI recurrence through Week 24 Results in PP population replicate mITT results with a stronger effect: 18% treatment difference (p=0.0150) *

CDI

PRISM-EXT, a Phase 2, open-label trial of CP101, also demonstrated positive efficacy and safety results


Recurrent CDI patients
Direct entry (n=82)
PRISM3 roll-overs (n=50)
SOC CDI antibiotics
Antibiotic washout
One-time oral administration of CP101
Primary Efficacy Endpoint: Proportion without CDI recurrence
Long Term Safety & Efficacy
Week 0
Week 8
Week 24

PRISM-EXT efficacy through Week 8 and Week 24


Proportion without CDI recurrence
100%
80%
60%
40%
20%
0%
80.3%
78.8%
8 weeks post CP101 + SOC antibiotics n=132
24 weeks post CP101 + SOC antibiotics n=132

Aggregated 88.2% of participants without CDI recurrence through 8 weeks following last dose in a post-hoc analysis of participants that received up to two doses of CP101 in PRISM3 and PRISM-EXT*

FINCH

*Post-hoc analysis of 102 participants who received either a single dose of CP101 in PRISM3 (n=82) or two doses of CP101 by enrolling in PRISM-EXT (n=20); SOC: Standard of care; SAEs: Serious adverse events

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No treatment-related serious adverse events (SAEs) from CP101 All treatment-related adverse events from CP101 were mild (Grade 1) or moderate (Grade 2) Adverse events were primarily gastrointestinal in nature These safety data build upon other results reported for the class of microbial therapeutics PRISM3 PRISM-EXT CP101 (n=104) Placebo (n=99) CP101 (n=132) Treatment-related serious adverse events 0 1 0 Treatment-related adverse events 17 (16.3%) 19 (19.2%) 13 (9.8%) Most frequent treatment-related adverse events Diarrhea Abdominal distension Abdominal pain Nausea Defecation urgency 7.7% 7.7% 3.8% 6.7% 2.9% 10.1% 6.1% 10.1% 4.0% 5.1% Defecation urgency Abdominal pain Diarrhea Nausea Decreased appetite 4.5% 3.8% 3.8% 2.3% 2.3% Note: Clinical safety data are based on Week 24 follow-up Clinical safety data for CP101 are promising and consistent with the favorable safety profile of microbial therapies as a class 13 CDI

p<0.0001 CP101 Placebo p<0.001 CP101 300 200 100 0 Successful engraftment Unsuccessful engraftment 300 200 100 0 Source: CP101 Phase 2 study (PRISM3); post-hoc analysis of association between engraftment and clinical outcome Engraftment correlated with prevention of CDI recurrence Proportion without CDI recurrence through Week 8 by engraftment group Engraftment showed bimodal distribution Number of engrafted CP101-associated taxa at Week 1 CP101 showed significant engraftment overall Number of engrafted CP101-associated taxa at Week 1 PRISM3 biomarker data indicate a strong relationship between CP101 engraftment and clinical outcomes Persistence of residual vancomycin may have reduced engraftment among some PRISM3 participants Unsuccessful engraftment may be a result of residual antibiotics in the gut Antibiotic washout period extended in PRISM4 to enhance engraftment 14 CDI

CDI

PRISM4, a Phase 3 trial of CP101 in recurrent CDI is designed to serve as a second pivotal trial to support a potential BLA for CP101


Recurrent CDI patients (n~300)
SOC CDI antibiotics
Antibiotic washout
2:1 Randomization to CP101 or placebo
(One-time oral administration)
Week 0
Primary Efficacy Endpoint: Proportion with CDI recurrence
Week 8
Topline P4 readout in H1 2024
Long Term Safety & Efficacy
Week 24

Key PRISM4 Features:

- Antibiotic washout period extended to potentially enhance engraftment and efficacy
- 2:1 randomization to CP101 or placebo
- Open-label option for eligible participants who experience a recurrence during the trial
- Global study sites

SOC: Standard of care

FINCH

15

CP101's composition enables multiple potential label expansion opportunities

A rapidly growing body of FMT data provides opportunity to advance CP101 into new areas

Number of registered clinical trials studying fecal microbiota transplantation (FMT)[1]



7
16
40
68
108
152
199
254
314
352
391
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

CP101 recapitulates the biology and activity of FMT in an oral, standardized and scalable formulation

Heat map: Abundance of key species in human microbiome[2]



Species in healthy individuals
Species in CP101

CP101 — the only late-stage, oral product candidate that delivers a diverse microbiome — provides opportunities in multiple areas beyond CDI

FINCH

Sources: 1. Clinicaltrials.gov; 2. CP101 Phase 1 study

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With proprietary data and IP from partnerships with large microbiota transplant providers, Finch is positioned to identify attractive opportunities

Finch's development of CP101 in recurrent CDI illustrates a possible path for targeting new therapeutic areas

1. UMN reports positive Ph 1 results in rCDI for an oral, lyophilized candidate ✓
2. In-license of UMN assets (CP101) ✓
3. CP101 receives Breakthrough Designation ✓
4. Positive Ph 2 CP101 trial ✓
5. Ph 3 CP101 trial underway

Beyond recurrent CDI, there is compelling third-party proof-of-principle evidence in a range of therapeutic areas, including:

Ulcerative Colitis	Autism Spectrum Disorder	Advanced Melanoma
Seven RCTs show that microbiota transplantation may be effective for inducing remission in ulcerative colitis[1-7]	Multiple open-label studies find improvement in GI and behavioral symptoms following microbiota transplantation[8-14]	Three open-label studies find that microbiota transplantation may improve response to anti-PD-1 therapy in advanced melanoma[15-17]

Sources: 1. Rossen Gastroenterology 2015; 2. Costello JAMA 2017; 3. Paramsothy Lancet 2017; 4. Kedia Gut 2022; 5. Haifer Lancet Gastroenterol Hepatol 2022; 6. Crothers BMC Gastroenterol 2021; 7. Moayyedi Gastroenterology 2015; 8. Ward Open Forum Infect Dis 2016 (ID Week Abstract); 9. Kang Microbiome 2017; 10. Kang Sci Rep 2019; 11. Zhao Gastrointest Endosc 2019 (DDW Abstract); 12. Li Zhonghua Wei Chang Wai Ke Za Zhi 2019; 13. Li Front Cell Infect Microbiol 2021; 14. Pan Front Pediatr 2022; 15. Baruch Science 2021; 16. Davar Science 2021; 17. Miller J Clin Oncol 2022 (ASCO abstract); rCDI: Recurrent *C. difficile* infection

FINCH

17

Oral capsules, one-time administration, no bowel prep 2. Potential best-in-class experience for recurrent CDI patients 1. Positive safety & efficacy data in recurrent CDI Achieved primary efficacy endpoint in first pivotal trial; zero treatment-related SAEs across all completed studies CP101 has a compelling value proposition and significant commercial franchise potential CP101 manufacturing facility is built to support potential commercial launch in recurrent CDI 3. Established & efficient CMC platform Delivery of a diverse microbial community provides potential for expansion into other therapeutic areas 4. Multiple label expansion opportunities

Inflammatory Bowel Disease (IBD)

Seven microbiota transplantation studies have demonstrated promising outcomes in ulcerative colitis (UC) Sources:: 1. Sandborn Gastroenterology 2012; 2. Rossen Gastroenterology 2015; 3. Costello JAMA 2017; 4. Paramsothy Lancet 2017; 5. Kedia Gut 2022; 6. Haifer Lancet Gastroenterol Hepatol 2022; 7. Crothers BMC Gastroenterol 2021; 8. Moayyedi Gastroenterology 2015; Note: Trial design and patient demographics (e.g. disease severity) vary across studies. UC Humira FMT Placebo/Control AbbVie (Humira) Ultra 21 AMC Amsterdam2 University of Adelaide3 University of New South Wales4 All India Institute5 University of Sydney6 University of Vermont7 McMaster University8 n=37 n=73 n=81 n=66 n=35 n=12 n=75 Combined clinical and endoscopic response rates in active UC (%) Response rates Insights from compelling proof-of-principle clinical data informed the development of FIN-524 for UC and FIN-525 for Crohn’s disease

UC

Finch leveraged promising clinical data to select strains for FIN-524, a Targeted Consortia product candidate for UC

A similar approach was leveraged in the development of FIN-525 for Crohn's disease

1. Data from >2000 patients



Extensive clinical data underlie the design of FIN-524, including observational and interventional microbiome datasets

2. Discovery of multiple MoA and design criteria


Top targets identified

Computational and molecular analysis of these large clinical datasets were used to:

- *Prioritize MoA to screen drug candidates*
- *Pick candidate strains from a proprietary library of thousands of strains isolated from successful microbiota transplantation donors*

3. Consortium optimized through *in vitro* screening



Screening of Finch's strain library for the most clinically supported mechanisms yielded the final FIN-524 composition

Finch is exploring opportunities to further the development of FIN-524 for UC and FIN-525 for Crohn's disease through a potential strategic partnership

FINCH

21

UC

FIN-524 is composed of 9 strains that each target multiple MoAs relevant in UC

- **FIN-524 strains were isolated directly from donors whose samples induced a response in clinical studies of microbiota transplantation for UC**
  - Consortium includes 3 phyla (spore and non-spore-forming organisms)
- **FIN-524's composition was driven by 3 selection strategies identified through analysis of clinical datasets:**
  - 1: Strains that grow to a high abundance to produce a metabolite which modulates inflammatory responses and promotes intestinal epithelial barrier repair
  - 2: Strains statistically associated with positive clinical phenotype
  - 3: Strains that engage a receptor which modulates inflammatory responses and promotes intestinal epithelial barrier function

FIN-524 strains	Selection Strategy 1	Selection Strategy 2	Selection Strategy 3	Supported by human FMT engraftment data
Strain 1	Mechanism strongly engaged	Mechanism engaged		✓
Strain 2	Mechanism strongly engaged	Mechanism engaged		✓
Strain 3	Mechanism strongly engaged			✓
Strain 4	Mechanism strongly engaged			✓
Strain 5		Mechanism strongly engaged		✓
Strain 6		Mechanism strongly engaged		✓
Strain 7		Mechanism strongly engaged		✓
Strain 8	Mechanism engaged	Mechanism engaged	Mechanism strongly engaged	✓
Strain 9			Mechanism strongly engaged	✓

Mechanism strongly engaged

Mechanism engaged

FINCH

22

Lamina propria Intra epithelial Lamina propria Intra epithelial Administration of FIN-524 in vivo expands GI regulatory T-cells that are important for immune suppression FIN-524 expands GI-resident Tregs % of total lymphocytes FIN-524 expands GI-induced Tregs % of total lymphocytes Tregs: Regulatory T cells; GF: Germ free FIN-524 contains strains selected for their potential to provide targeted regulation of the immune system GF FIN-524 GF FIN-524 GF FIN-524 GF FIN-524 UC

Autism Spectrum Disorder (ASD)

Study Number of participants GI improvement Behavioral improvement 1. Ward (2016) 9 N/A  2. Kang (2017/2019) 18   3. Zhao (2019) 24   4. Li (2019) 85   5. Huanlong (unpublished) 31   6. Li (2021) 40   7. Pan (2022) 42   Total 249 Multiple microbiota transplantation studies have shown compelling results in children with ASD and GI symptoms Sources: Ward Open Forum Infect Dis 2016 (ID Week Abstract); Kang Microbiome 2017; Kang Sci Rep 2019; Zhao Gastrointest Endosc 2019 (DDW Abstract); Li Zhonghua Wei Chang Wai Ke Za Zhi 2019; Li Front Cell Infect Microbiol 2021; Pan Front Pediatr 2022 ASD Third-party, open-label studies show improvements in GI and behavioral symptoms of ASD Finch is exploring opportunities to leverage clinical data generated by ongoing third-party studies to inform its autism strategy going forward Note: In September 2022, Finch announced the decision to suspend efforts to initiate the Phase 1 trial of FIN-211 while the Company explores opportunities to leverage clinical data generated by ongoing third-party studies to inform its autism strategy.

Open label data shows improvements in both GI and behavioral symptoms following microbiota transplantation (n=18) Sources: Kang Microbiome 2017; Kang Sci Rep 2019; Chlebowski Autism Dev Disord 2010 Children with ASD (n=18) Week 0 Week 8 Daily maintenance microbiota transplantation 8 weeks post treatment Gastrointestinal Symptom Rating Scale (GSRS) and Childhood Autism Rating Scale (CARS) assessed at 8-weeks and 2 years post treatment 2 years post treatment High dose microbiota transplantation Moderate ASD Cutoff Severe Mild Baseline 8 weeks post treatment 2 years post treatment Each dot represents an individual child 58% reduction in GI symptoms at 2 years post treatment compared to baseline 33% of children below the cutoff for ASD diagnosis at 2 years post treatment 45 40 35 30 25 20 15 ASD Kang 2019 Vancomycin + bowel prep CARS

ASD

Randomized clinical study showed improvement in both GI and behavioral symptoms following microbiota transplantation (n=45)

Zhao 2019


Individuals with ASD (n=45)
Without vanco or bowel prep
Randomization
Microbiota transplantation and behavioral therapy (n=24)
Week 0
Month 2
Month 4
Behavioral (CARS) and GI symptoms (GSI) assessed at Week 0, Month 2, and Month 4
Control (behavioral therapy alone) (n=21)

Results at 2 months post microbiota transplantation

- GI severity index (GSI) significantly improved
- Behavioral (CARS) scores significantly improved

Behavioral scores significantly improved at 2 months post microbiota transplantation

CARS score improvements at Month 2 (%)


10.8%
p<0.001
12
10
8
6
4
2
0
0.8%
Microbiota transplantation
n = 24
Control
n = 21

FINCH

Source: Zhao Gastrointest Endosc 2019 (DDW Abstract)

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ASD

Microbiota transplantation may improve gut barrier function, potentially reducing GI symptoms, systemic inflammation and neuroinflammation

In-vivo and clinical data provide insights into mechanistic targets

ASD IS ASSOCIATED WITH:

Neuroinflammation[1]



Systemic inflammation[2]



Impaired gut barrier function



- GI symptoms[3-4]
- Translocation of microbial toxins associated with systemic inflammation and neuroinflammation[5]

+ Microbiota transplantation

IN ASD, MICROBIOTA TRANSPLANTATION MAY:

Reduce neuroinflammation



Reduce systemic inflammation

Improve gut barrier function



- Resolve GI symptoms
- Prevent translocation of microbial toxins that may promote systemic inflammation & neuroinflammation

FINCH

1. Suzuki JAMA Psychiatry 2013; 2. Ashwood J Neuroimmunol 2006; 3. Chaidez J Autism Dev Disord 2014; 4. Fiorentino Mol Autism 2006; 5. Needham Biol Psychiatry 2020

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Finch aims to harness full diversity and potential of the microbiome, with additional assets targeting autism and IBD Finch is a leading microbiome company with a differentiated, late-stage candidate for the prevention of recurrent CDI Convenient, one-time oral administration of CP101 provides differentiation in CDI CP101 supported by positive Ph 2 placebo-controlled and open-label data in recurrent CDI Leading patent portfolio with broad relevance for the industry and robust protection for lead candidate through 2036 Ongoing Ph 3 trial of CP101 in recurrent CDI with topline data expected in H1 2024 *Expected runway includes cash and cash equivalents on hand as of September 30, 2022, together with anticipated cash inflows from executed subleases for one of the Company’s office and lab facilities. 29 Expected runway into Q2 2024*

Harnessing the microbiome to transform patients’ lives

Appendix

Finch’s platform and pipeline is protected by a leading patent portfolio with significant longevity and broad relevance for the industry Extensive, multi-layered patent protection >50 issued U.S. and foreign patents and >140 patent applications pending Robust protection for lead candidate through 2036 Foundational patents in the field Priority dates of foundational patent family predate the industry, enabling broad protection for composition of matter, methods of use, manufacture, and formulation claims through 2031 Broad & diverse patent protection Protection for multiple microbiome product strategies, including donor-derived and donor-independent product strategies Diverse therapeutic coverage, with protection for a wide range of indications of interest

CP101 is designed to potentially prevent recurrent CDI by restoring the microbiome and its function after it has been disrupted by antibiotics Antibiotics stop active infection, but leave patients with a disrupted microbiome that puts them at risk for CDI recurrence Abx kill active C. diff cells, but spores remain in the gut Antibiotic Treatment + CP101 Active C. difficile infection C. diff spores germinate and active infection recurs in the absence of healthy microbiome Disrupted microbiome Diverse microbiome is restored, preventing recurrent CDI Cycle of CDI Recurrence CP101 May Break the Cycle Antibiotics Discontinued CDI

CDI

CP101 is designed to potentially restore the microbiome's ability to produce protective secondary bile acids, breaking the cycle of CDI recurrence

Bile acid concentrations play a critical role in modulating the pathogenic activity of C. difficile



Disrupted microbiome:
Missing microbes cannot metabolize bile acids

1° bile acids ✗ 2° bile acids

Primary bile acids, a key energy source for C. diff, are found at high levels in CDI patients

+ CP101 →



Diverse microbiome:
Diverse microbial community metabolizes bile acids

1° bile acids → 2° bile acids

Secondary bile acids inhibit C. diff growth and toxin production and are produced by bacterial metabolism

CP101 is designed to potentially restore microbial genes critical for bile acid metabolism

Number of bile acid conversion genes detected (out of 8 genes)


8
6
4
2
0
1
2
3
4

Weeks post-CP101
n= 5

FINCH

Source: CP101 Phase 1 study

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